Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	9/30/2023	6/30/2023	9/30/2022
Assets
Loans	$115,544	$119,011	$116,191
Loans held for sale	730	1,130	1,048
Securities available for sale	35,839	37,908	40,000
Held-to-maturity securities	8,853	9,189	8,163
Trading account assets	1,325	1,177	1,068
Short-term investments	7,871	8,959	4,896
Other investments	1,356	1,474	1,272
Total earning assets	171,518	178,848	172,638
Allowance for loan and lease losses	(1,488)	(1,480)	(1,144)
Cash and due from banks	766	758	717
Premises and equipment	649	652	629
Goodwill	2,752	2,752	2,752
Other intangible assets	65	75	106
Corporate-owned life insurance	4,381	4,378	4,351
Accrued income and other assets	8,843	8,668	9,535
Discontinued assets	365	386	467
Total assets	$187,851	$195,037	$190,051

Liabilities
Deposits in domestic offices:
Interest-bearing deposits	112,581	111,766	97,875
Noninterest-bearing deposits	31,710	33,366	46,980
Total deposits	144,291	145,132	144,855
Federal funds purchased and securities sold under repurchase agreements	43	1,702	4,224
Bank notes and other short-term borrowings	3,470	6,949	4,576
Accrued expense and other liabilities	5,388	5,339	4,849
Long-term debt	21,303	22,071	18,257
Total liabilities	174,495	181,193	176,761

Equity
Preferred stock	2,500	2,500	2,500
Common shares	1,257	1,257	1,257
Capital surplus	6,254	6,231	6,257
Retained earnings	15,835	15,759	15,450
Treasury stock, at cost	(5,851)	(5,859)	(5,917)
Accumulated other comprehensive income (loss)	(6,639)	(6,044)	(6,257)
Key shareholders’ equity	13,356	13,844	13,290
Noncontrolling interests	—	—	—
Total equity	13,356	13,844	13,290
Total liabilities and equity	$187,851	$195,037	$190,051

Common shares outstanding (000)	936,161	935,733	932,938

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Nine months ended
	9/30/2023	6/30/2023	9/30/2022	9/30/2023	9/30/2022
Interest income
Loans	$1,593	$1,576	$1,134	$4,645	$2,894
Loans held for sale	19	17	14	49	36
Securities available for sale	192	194	196	580	557
Held-to-maturity securities	79	81	55	234	149
Trading account assets	15	15	8	42	21
Short-term investments	123	111	32	276	49
Other investments	22	16	5	51	11
Total interest income	2,043	2,010	1,444	5,877	3,717
Interest expense
Deposits	687	531	59	1,568	93
Federal funds purchased and securities sold under repurchase agreements	9	48	19	79	25
Bank notes and other short-term borrowings	81	104	24	263	36
Long-term debt	351	349	146	975	256
Total interest expense	1,128	1,032	248	2,885	410
Net interest income	915	978	1,196	2,992	3,307
Provision for credit losses	81	167	109	387	237
Net interest income after provision for credit losses	834	811	1,087	2,605	3,070
Noninterest income
Trust and investment services income	130	126	127	384	400
Investment banking and debt placement fees	141	120	154	406	466
Service charges on deposit accounts	69	69	92	205	279
Operating lease income and other leasing gains	22	23	19	70	79
Corporate services income	73	86	96	235	283
Cards and payments income	90	85	91	256	256
Corporate-owned life insurance income	35	32	33	96	99
Consumer mortgage income	15	14	14	40	49
Commercial mortgage servicing fees	46	50	44	142	125
Other income	22	4	13	26	11
Total noninterest income	643	609	683	1,860	2,047
Noninterest expense
Personnel	663	622	655	1,986	1,892
Net occupancy	67	65	72	202	223
Computer processing	89	95	77	276	232
Business services and professional fees	38	41	47	124	152
Equipment	20	22	23	64	72
Operating lease expense	18	21	24	59	79
Marketing	28	29	30	78	92
Intangible asset amortization	—	—	—	—	—
Other expense	187	181	178	573	512
Total noninterest expense	1,110	1,076	1,106	3,362	3,254
Income (loss) from continuing operations before income taxes	367	344	664	1,103	1,863
Income taxes	65	58	124	204	346
Income (loss) from continuing operations	302	286	540	899	1,517
Income (loss) from discontinued operations, net of taxes	1	1	2	3	6
Net income (loss)	303	287	542	902	1,523
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$303	$287	$542	$902	$1,523

Income (loss) from continuing operations attributable to Key common shareholders	$266	$250	$513	$791	$1,437
Net income (loss) attributable to Key common shareholders	267	251	515	794	1,443
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.29	$.27	$.55	$.85	$1.55
Income (loss) from discontinued operations, net of taxes	—	—	—	—	.01
Net income (loss) attributable to Key common shareholders (a)	.29	.27	.55	.86	1.56
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.29	$.27	$.55	$.85	$1.54
Income (loss) from discontinued operations, net of taxes	—	—	—	—	.01
Net income (loss) attributable to Key common shareholders (a)	.29	.27	$.55	.85	1.55

Cash dividends declared per common share	$.205	$.205	$.195	$.615	$.585

Weighted-average common shares outstanding (000)	927,131	926,741	924,594	927,019	924,085
Effect of common share options and other stock awards	4,613	3,713	7,861	5,213	8,679
Weighted-average common shares and potential common shares outstanding (000) (b)	931,744	930,454	932,455	932,232	932,764

(a)Earnings per share may not foot due to rounding.
(b)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.